EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: Quad Systems Corporation                                Case No. 00-35667
       ------------------------            Reporting Period:  7/01/01 to 7/31/01
       Debtor

                            MONTHLY OPERATING REPORT
         File with Court and submit copy to United States Trustee within
                           20 days after end of month

Submit copy of report to any official committee appointed in this case

                                                                                                    Document       Explanation
REQUIRED DOCUMENTS                                                             Form No.             Attached         Attached
-------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                   MOR-1                     X
     Bank Reconciliation (or copies of debtor's bank reconciliations)         MOR-1 (CONT)              X
     Copies of bank statements                                                                          X
     Cash disbursement journals                                                                         X
Statement of Operations                                                       MOR-2                     X
Balance Sheet                                                                 MOR-3                     X
Status of Postpetition Taxes                                                  MOR-4                     X
     Copies of IRS Form 6123 or payment receipt                                                         X
     Copies of tax returns filed during reporting period                                                X
Summary of Unpaid Postpetition Debts                                          MOR-4                     X
     Listing of aged accounts payable                                                                   X
Accounts Receivable Reconciliation and Aging                                  MOR-5                     X
Debtor Questionnaire                                                          MOR-5                     X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.


-------------------------------------            -------------------------------
Signature of Debtor                               Date



-------------------------------------            -------------------------------
Signature of Joint Debtor                         Date


/s/ Anthony R. Drury                              August 20, 2001
-------------------------------------            -------------------------------
Signature of Authorized Individual*               Date


Theodore J. Shoneck                               President
-------------------------------------            -------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
                                                                        FORM MOR
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re: Quad Systems Corporation                                Case No. 00-35667
       ------------------------             Reporting Period: 7/01/01 to 7/31/01
       Debtor

               SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

     Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reportedin the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursement journal. The total disbursements listed in the disbursement journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]


                                                                                                                CUMULATIVE FILING
                                                 BANK ACCOUNTS                        CURRENT MONTH                  TO DATE
                                 OPER        PAYROLL   Canada P/R    Lockbox       ACTUAL      PROJECTED     ACTUAL       PROJECTED
-----------------------------------------------------------------------------------------------------------------------------------

Cash Beginning of Month        232,190       64,647      5,813       67,633     370,283      277,400      977,761       977,761

RECEIPTS
Cash Sales
Accounts Receivable                   -                             740,858     740,858    1,215,000   17,439,947    12,258,000
Loans and Advances              475,000                                         475,000    1,336,000   11,870,000    14,208,000
Sale of Assets                3,137,500                                         850,000    3,987,500    3,994,300             -
Other (Attach List)             198,792                              772,545    971,337            -    1,160,121             -
Transfers (From DIP Accts)                2,290,325    250,000                2,540,325            -    5,460,792             -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                5,902,825     448,792          -     2,363,403  8,715,020    2,551,000   39,925,160    26,466,000
-----------------------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS
Net Payroll                      41,187     442,162      1,955                  485,304      489,000    4,506,246     4,525,000
Payroll Taxes                     3,348      35,722        832                   39,902       93,000      937,044       996,000
Sales, Use & Other Taxes         19,442                                          19,442       25,000      141,442       179,000
Inventory Purchases              64,625                                          64,625      200,000    3,444,625     4,635,000
Secured Rental/Leases             3,329                                           3,329       80,000      471,329       571,000
Insurance                             -                                                            -      342,000       667,000
Administrative                   58,934       1,355        266          170      60,725      115,000      451,946     1,139,000
Selling                          55,638                                          55,638       72,000      621,638       759,000
Other (Attach List)           5,452,893                             140,541   5,593,434    1,467,000   24,239,280    15,651,000


Owner Draw*

Transfers (To DIP Accts)        250,000                           2,290,325   2,540,325    1,467,000    5,460,792     1,467,000

Professional Fees                                                                    -             -       50,000        50,000
U.S. Trustee Quarterly Fees                                                      10,000       10,000       24,000        24,000
Court Costs
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS           5,959,396     479,239      3,053   2,431,036    8,872,724    4,018,000   40,690,342    30,663,000
-----------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                   (56,571)    (30,447)    (3,053)    (67,633)    (157,704)  (1,467,000)    (765,182)   (4,197,000)
-----------------------------------------------------------------------------------------------------------------------------------
CASH - END OF MONTH             175,619      34,200      2,760          -       212,579   (1,189,600)     212,579    (3,219,239)
-----------------------------------------------------------------------------------------------------------------------------------

*Compensation to sole proprietors for services rendered to bankruptcy estate

Note: In order to be consistent with our Budgets the line above labeled "Net Payroll" includes the gross salaries. In addition the line above labeled "Payroll Taxes" also includes all fringe benefit disbursements.

                 THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating U.S. Trustee Quarterly Fees (From Current Month Actual Column)
Total Disbursements                                                                            8,872,724
Less: Transfers to Debtor in Possession Accounts                                              (2,540,325)
Plus: Estate Disbursements made by outside sources (I.e. from escrow account)                          -
                                                                                              ----------
Total Disbursements for Calculating U.S. Trustee Quarterly Fees                                6,332,399
                                                                                              ==========

                                                                      FORM MOR-1
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

Quad Systems Corporation                                       Case No. 00-35667
Schedule MOR 1                              Reporting Period: 7/01/01 to 7/31/01
Continuation Sheet

                                                         Current Month                          Cummulative
                                                    Actual           Projected             Actual          Projected
Explanation of Other Income
---------------------------

Pre Pet. Voids                                     7,678                                    45,178                  0
QEL Payments                                     772,545                                   772,545                  0
Rental of Parking Lot                                                                        4,000                  0
Misc COBRA pmts/refunds                            5,688                                    39,877                  0
Escrow from ADP                                  198,792                                   198,792                  0
Insurance Claim/Refund                                                                      99,729                  0
                                               ---------               -------          ----------         ----------
   Total                                         971,337                    0            1,160,121                  0
                                               =========               =======          ==========         ==========


Explanation of Other Disbursements
----------------------------------

Congress Repayments                            1,509,051             1,215,000          18,674,897         13,076,000
First Union Loan Repayments                       70,000               155,000             535,000            620,000
Interest Expense                                     139                 3,000              21,139             24,000
Commissions                                       64,244                90,000             603,244          1,232,000
Engineering                                            0                 4,000               5,000             99,000
Samsung Settlement Payment                     1,500,000                    --           1,500,000                 --
Investment                                     2,450,000                    --           2,450,000                 --
QEL Requirements                                       0                     0             450,000            600,000
                                               ---------             ---------          ----------         ----------
   Total                                       5,593,434             1,467,000          24,239,280         15,651,000
                                               =========             =========          ==========         ==========

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------            Reporting Period: 7/01/01 to 7/31/01
          Debtor

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.


REVENUES                                                     Month        Cumulative Filing to Date
--------                                                     -----        -------------------------

Gross Revenues                                             $  655,216         $ 17,472,412
Less: Returns and Allowances                                     --                   --
                                                           ----------         ------------
Net Revenue                                                   655,216           17,472,412
                                                           ==========           ==========

COST OF GOODS SOLD
Beginning Inventory                                         8,721,326           15,046,970
Add: Purchases                                              1,065,497            4,895,468
Add: Cost of Labor                                              5,825              396,512
Add: Other Costs (attach schedule)                             31,324            1,628,768
Less: Ending Inventory                                      9,572,364            9,572,364
Cost of Goods Sold                                            251,608           12,395,354
Gross Profit                                                  403,608            5,077,058
Advertising                                                      --                 50,467
Auto and Truck Expense                                           --                   --
Bad Debts                                                        --                 52,000
Contributions                                                    --                   --
Employee Benefit Programs                                        --                161,360
Insider Compensation*                                            --                   --
Insurance                                                        (202)             317,434
Management Fees/Bonuses                                          --                   --
Office Expense                                                  9,240              100,577
Pension & Profit-Sharing Plans                                   --                   --
Repairs and Maintenance                                           477               54,962
Rent and Lease Expense                                           --                388,216
Salaries/Commissions/Fees                                     242,094            3,426,098
Supplies                                                        3,867                2,005
Taxes - Payroll                                                45,844              382,316
Taxes - Real Estate                                              --                 12,401
Taxes - Other                                                 103,562               97,891
Travel and Entertainment                                       (1,220)             382,323
Utilities                                                        (976)             146,296
Other (attach schedule)                                       276,265              877,203
Total Operating Expenses Before Depreciation                  678,951            6,451,549
Depreciation/Depletion/Amortization                           269,423
Net Profit (Loss) Before Other Income & Expenses             (275,343)          (1,643,914)
                                                           ----------         ------------

OTHER INCOME AND EXPENSES
Other Income (attach schedule)                              3,083,596           12,583,906
Interest Expense                                                4,763              535,521
Other Expense (attach schedule)                             4,020,000            4,020,000
Net Profit (Loss) Before Reorganization Items              (1,216,510)           6,384,471
                                                           ----------         ------------

REORGANIZATION ITEMS                                             --
Professional Fees                                             750,000              800,000
U.S. Trustee Quarterly Fees                                    10,000               24,000
Interest Earned on Accumulated Cash from Chapter 11
  (see continuation sheet)                                     (3,715)              (3,715)

(Gain)/Loss from Sale of Equipment                          5,508,396            5,509,232

Other Reorganization Expenses (attach schedule)             2,175,000            2,175,000

Total Reorganization Expenses                               8,439,681            8,504,517

Income Taxes                                                                      (175,754)

Net Profit (Loss)                                          (9,656,191)          (1,944,292)
                                                           ==========           ==========


*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-2
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------            Reporting Period: 7/01/01 to 7/31/01
          Debtor

                  STATEMENT OF OPERATIONS - continuation sheet

                                                                   Cumulative
BREAKDOWN OF OTHER CATEGORY                         Month        Filing to Date
--------------------------------------------------------------------------------

Other Costs
Overhead Absorption                                  21,086         1,429,192
Service Labor Costs                                  13,504           409,337
Warranty Costs                                       16,161           513,758
Non-Inventory Reserve Expenses                      (19,427)         (723,519)
  Total                                              31,324         1,628,768

Other Operational Expenses
Freight                                               2,765            73,665
Bank Charges & LOC Fees                             252,204           394,348
Professional Fees                                    21,296           153,351
Patent Royalties                                       --             255,839
                                                  ---------        ----------
  Total                                             276,265           877,203
                                                  =========        ==========

Other Income

Dividend /Forgiveness of
  Intercompany Debt from Subsidiaries             3,083,596        12,564,682
Gain Realized by liquidation of
  Quad Foreign Sales (Subsidiary)                                      19,224
                                                  ---------        ----------
  Total                                           3,083,596        12,583,906
                                                  =========        ==========

Other Expenses
Loss realized by liquidation of
  Hitech(subsidiary)                              4,020,000         4,020,000
                                                  ---------        ----------
 Total                                            4,020,000         4,020,000

Other Reorganization Expenses
Settlement payment to Samsung                     1,500,000         1,500,000
Severance Expense                                   500,000           500,000
Retention Expense                                   175,000           175,000
                                                  ---------        ----------
 Total                                            2,175,000         2,175,000
                                                  =========        ==========


Other Expenses

Other Reorganization Expenses


Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                               FORM MOR-2 (CONT)
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------            Reporting Period: 7/01/01 to 7/31/01
          Debtor
                                  BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                 BOOK VALUE
                                                  AT END OF          BOOK VALUE
                                                   CURRENT               ON
                                                  REPORTING           PETITION
                ASSETS                              MONTH               DATE
--------------------------------------------------------------------------------
CURRENT ASSETS
Unrestricted Cash and Equivalents                  2,626,619             161,799
Restricted Cash and Cash Equivalents
 (see continuation sheet)                             37,149             815,962
Accounts Receivable (Net)                          1,570,705           3,130,385
Notes Receivable                                        --                  --
Inventories                                             --            15,046,970
Prepaid Expenses                                      91,601             433,952
Professional Retainers                                  --                  --
Other Current Assets (attach schedule)               552,414            (325,421)
                                                 -----------         -----------
TOTAL CURRENT ASSETS                               4,878,488          19,263,647
                                                 ===========          ==========

PROPERTY AND EQUIPMENT
Real Property and Improvements                          --               276,575
Machinery and Equipment                                 --             2,124,028
Furniture, Fixtures and Office Equipment                --             3,210,503
Leasehold Improvements                                  --               330,078
Vehicles                                                --                30,594
Less Accumulated Depreciation                           --             4,324,223
                                                 -----------         -----------
TOTAL PROPERTY & EQUIPMENT                              --             1,647,555
                                                 ===========          ==========

OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                     7,168,110           1,054,423

TOTAL OTHER ASSETS                                 7,168,110           1,054,423
                                                 ===========          ==========

TOTAL ASSETS                                      12,046,598          21,965,625
                                                 ===========          ==========


                                                           BOOK VALUE
                                                            AT END OF         BOOK VALUE
                                                             CURRENT              ON
                                                            REPORTING          PETITION
        LIABILITIES AND OWNER EQUITY                          MONTH              DATE
------------------------------------------------------------------------------------------


LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)

Accounts Payable                                              38,956            8,246,757
Taxes Payable (refer to FORM MOR-4)                          452,702              370,167
Wages Payable                                                702,854              671,333
Notes Payable                                                   --                   --
Rent/Leases - Building/Equipment                                --                220,133
Secured Debt / Adequate Protection Payments                     --              6,317,257
Professional Fees                                            750,000                 --
Amounts Due to Insiders*                                        --                   --
Other Postpetition Liabilities (attach schedule)             442,315            3,861,109
                                                         -----------          -----------
TOTAL POSTPETITION LIABILITIES                             2,386,827           19,686,756
                                                         ===========          ===========

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt                                                182,489                 --
Unsecured Debt                                             9,142,705                 --
                                                         -----------          -----------
TOTAL PRE-PETITION LIABILITIES                             9,325,194                 --
                                                         ===========          ===========

TOTAL LIABILITIES                                         11,712,021           19,686,756
                                                         ===========          ===========

OWNER EQUITY
Capital Stock                                                135,531              135,531
Additional Paid-In Capital                                24,733,708           24,733,708
Partners' Capital Account                                       --                   --
Owner's Equity Account                                          --
Retained Earnings - Pre-Petition                         (22,590,370)         (22,590,370)
Retained Earnings - Postpetition                          (1,944,292)                --
Adjustments to Owner Equity (attach schedule)                   --
Postpetition Contributions
  (Distributions) (Draws) (attach schedule)                     --                   --
                                                         -----------          -----------
NET OWNER EQUITY                                             334,577            2,278,869
                                                         -----------          -----------
TOTAL LIABILITIES AND OWNERS EQUITY                       12,046,598           21,965,625
                                                         ===========          ===========



                                                           BOOK VALUE
                                                            AT END OF         BOOK VALUE
                                                             CURRENT              ON
                                                            REPORTING          PETITION
        LIABILITIES AND OWNER EQUITY                          MONTH              DATE
------------------------------------------------------------------------------------------

LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)

Accounts Payable                                               80,861         8,246,757
Taxes Payable (refer to FORM MOR-4)                           368,626           370,167
Wages Payable                                                 274,164           671,333
Notes Payable                                                    --                --
Rent/Leases - Building/Equipment                              105,280           220,133
Secured Debt / Adequate Protection Payments                   507,765         6,317,257
Professional Fees                                                --                --
Amounts Due to Insiders*                                         --                --
Other Postpetition Liabilities (attach schedule)            2,030,866         3,861,109
                                                           ----------        ----------
TOTAL POSTPETITION LIABILITIES                              3,367,562        19,686,756
                                                           ==========        ==========

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt                                                 182,489              --
Unsecured Debt                                              9,142,382              --
                                                           ----------        ----------
TOTAL PRE-PETITION LIABILITIES                              9,324,871              --
                                                           ----------        ----------
TOTAL LIABILITIES                                          12,692,433        19,686,756
                                                           ==========        ==========

OWNER EQUITY
Capital Stock                                                 135,531           135,531
Additional Paid-In Capital                                 24,733,708        24,733,708
Partners' Capital Account                                        --                --
Owner's Equity Account                                                             --
Retained Earnings - Pre-Petition                          (22,590,370)      (22,590,370)
Retained Earnings - Postpetition                            7,711,899              --
Adjustments to Owner Equity (attach schedule)                    --                --
Postpetition Contributions (Distributions)
  (Draws) (attach schedule)                                      --                --
                                                           ----------        ----------
NET OWNER EQUITY                                            9,990,768         2,278,869
                                                           ----------        ----------
TOTAL LIABILITIES AND OWNERS EQUITY                        22,683,201        21,965,625
                                                           ==========        ==========




*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-3
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems                                           Case No. 00-35667
        ------------                        Reporting Period: 7/01/01 to 7/31/01
          Debtor

                       BALANCE SHEET - continuation sheet

                                          BOOK VALUE
                                           AT END OF          BOOK VALUE
                                            CURRENT               ON
                                           REPORTING           PETITION
                ASSETS                       MONTH               DATE
--------------------------------------------------------------------------
Other Current Assets
Accts Rec - Misc                           240,572                 537
Temp. Empl Advances                           --                43,891
Permanent Advances                            --                   921
Deposits                                    35,952              40,437
Interco - Current                          275,890            (411,207)

Other Assets
Acquisition Costs - QEL                       --                 8,598
Patent Costs                                  --                 1,977
Invest - Hitech/QSM                          5,831           4,026,831
Invest - QEL                             2,500,000           2,500,000
Interco - Long Term                           --           (10,145,262)
Invest - QSL                             4,662,279           4,662,279



                                        BOOK VALUE
                                         AT END OF          BOOK VALUE
                                          CURRENT               ON
                                         REPORTING           PETITION
LIABILITIES AND OWNER EQUITY               MONTH               DATE
------------------------------------------------------------------------

Other Postpetition Liabilities
Deferred Revenue                              --             1,151,531
Customer Deposits                           41,468             416,644
Accrued Expenses                            67,073           1,872,647
Commission Payable                         333,774             420,287


Postpetition Contributions (Distributions) (Draws)



Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.
                                                               FORM MOR-3 (CONT)
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------            Reporting Period: 7/01/01 to 7/31/01
          Debtor
                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes Attach photocopies of any tax returns filed during the reporting period

                                                                Amount
                                                  Beginning   Withheld or    Amount                    Check No.      Ending Tax
                                               Tax Liability    Accrued       Paid        Date Paid     or EFT        Liability
-----------------------------------------------------------------------------------------------------------------------------------
Federal
Withholding                                             -         75,924       75,924     6/8, 6/22     ADP EFT                  -
FICA-Employee                                           -         37,837       37,837     7/6, 7/20     ADP EFT                  -
FICA-Employer                                           -         37,537       35,537     7/6, 7/20     ADP EFT                  -
Unemployment                                            -             16           16     7/6, 7/20     ADP EFT                  -
Income                                                  -          3,400        3,400          7/12    170183/170178             -
Other:  Tax Accounting Accrual
  Only from prior years                           352,702              -            -                                      352,702
                                                ---------        -------      -------       ------      -------          ---------
Total Federal Taxes                               352,702        148,174      148,174            -            -            352,702
                                                ---------        -------      -------       ------      -------          ---------

State and Local
Withholding                                             -         19,267       19,267     7/6,7/20      ADP EFT                  -
Sales                                              15,924        100,016       15,940    7/27,7/16     CA EFT/137154,      100,000
                                                                                                          155,170235
Excise                                                  -            102          102         7/12      170,195                 -
Unemployment                                            -            306          306     7/6,7/20      ADP EFT                 -
Real Property                                           -                                                                       -
Other: Canadian P/R Taxes                               -            832          832     7/6,7/20      ADP EFT                 -
                                                ---------        -------      -------       ------      -------          ---------
Total State and Local                              15,924        120,523       36,447                                      100,000
                                                ---------        -------      -------       ------      -------          ---------
Total Taxes                                       368,626        268,697      184,621                                      452,702
                                                ---------        -------      -------       ------      -------          ---------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                                                                       Number of Days Past Due
                                                 -------------------------------------------------------------
                                                 Current          0-30         31-60        61-90      Over 90        Total
                                                 -------          ----         -----        -----      -------        -----

Accounts Payable                                      716          734          226       37,280                          38,956
Wages Payable                                     702,854                                                                702,854
Taxes Payable                                     452,702                                                                452,702
Rent/Leases-Building                                    -                                                                      -
Rent/Leases-Equipment                                   -                                                                      -
Secured Debt/Adequate Protection Payments               -                                                                      -
Professional Fees                                 750,000                                                                750,000
Amounts due to Insiders*                                -                                                                      -
Other:                                                                                                                         -
Other:                                                                                                                         -
                                                ---------        -----       ------       ------      -------          ---------
Total Postpetition Debts                        1,906,272          734          226       37,280                       1,905,556
                                                =========        =====       ======       ======      =======          =========

Explain how and when the Debtor intends to pay any past due postpetition debts.

Note: above Taxes Payable in Past Due Column represents an prior year accounting accrual only. It does not represent an actual payment due.

Note: Some Sales Taxes Paid are CA monthly estimate and NJ return was filed

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-4
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------            Reporting Period: 7/01/01 to 7/31/01
          Debtor

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation                                          Amount
----------------------------------                                          ------

Total Accounts Receivable at the beginning of the reporting period       2,016,143
+ Amounts billed during the period                                       1,431,976
- Amounts collected during the period                                    1,657,414
Total Accounts Receivable at the end of the reporting period             1,790,705


Accounts Receivable Aging
-------------------------

0 - 30 days old                                                            613,184
31 - 60 days old                                                           994,158
61 - 90 days old                                                            51,608
91+ days old                                                               131,755
Total Accounts Receivable                                                1,790,705
Amount considered uncollectible (Bad Debt)                                (220,000)
Accounts Receivable (Net)                                                1,570,705


Note: the Accounts Receivable collections include the application of customer deposits received in prior periods

                                                                      FORM MOR-5
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------            Reporting Period: 7/01/01 to 7/31/01
          Debtor
                                        DEBTOR QUESTIONNAIRE

Must be completed each month                                                                    Yes            No

1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                            X

2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide an explanation below.                                 X

3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                               X

4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                        X


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1. Sale of selected assets to Tyco as approved by the court.
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                                                                      FORM MOR-5
                                                                          (9/99)